EXHIBIT 99.2

The following certifications are being furnished to the SEC pursuant to the guidance set forth in Release No. 33-8212. These certifications will not be deemed to be filed pursuant to Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless we expressly incorporate them by reference into a filing made under the Securities Act or the Exchange Act.

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. §1350.

I, Joseph A. Pichler, Chairman and Chief Executive Officer of The Kroger Co. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K of the Company for the period ending February 1, 2003 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2003
Joseph A. Pichler Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to The Kroger Co. and will be retained by The Kroger Co. and furnished to the Securities and Exchange Commission or its staff upon request.

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. §1350.

I, J. Michael Schlotman, Group Vice President and Chief Financial Officer of The Kroger Co. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K of the Company for the period ending February 1, 2003 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2003
J. Michael Schlotman Group Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The Kroger Co. and will be retained by The Kroger Co. and furnished to the Securities and Exchange Commission or its staff upon request.